                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:

/ /   Preliminary proxy statement           / /   Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

/X/   Definitive proxy statement
/ /   Definitive additional materials
/ /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

         NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/   No Fee Required.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing party:

(4)   Date filed:

NOTICE OF ANNUAL MEETING OF                                   333 West Wacker Drive
SHAREHOLDERS - OCTOBER 14, 1998                               Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND

September 8, 1998

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., each a Minnesota corporation, and Nuveen California Premium Income Municipal Fund and Nuveen Texas Quality Income Municipal Fund, both a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 14, 1998, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect Members to the Board of each Fund as outlined below:

     a. For each Fund except California Value, to elect eight (8) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        i.) six (6) Board Members to be elected by the holders of common shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

       ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

     b. For California Value, to elect three (3) Board Members for a three year term and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

Shareholders of record of each Fund at the close of business on August 17, 1998 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
SEPTEMBER 8, 1998                                             Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2"), Nuveen California Premium Income Municipal Fund ("California Premium") (the aforementioned California Funds will be referred to collectively as the "California Funds"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality") and Nuveen Texas Quality Income Municipal Fund ("Texas Quality") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on October 14, 1998 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

------------------------------------------------------------------------------------
MATTER                                           COMMON SHARES    MuniPreferred(1)
------------------------------------------------------------------------------------
 Election of Board Members by all Shareholders  X                X
 (except California Value) (Robert P. Bremner,
 Lawrence H. Brown, Anthony T. Dean, Anne E.
 Impellizzeri, Peter R. Sawers and Judith M.
 Stockdale nominated)
------------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred     N/A              X
 only (except California Value) (William J.
 Schneider and Timothy R. Schwertfeger
 nominated)
------------------------------------------------------------------------------------
 Election of Board Members for California       X                N/A
 Value by all Shareholders (Lawrence H. Brown,
 Peter R. Sawers and Timothy R. Schwertfeger
 nominated)
------------------------------------------------------------------------------------
 Ratify Selection of Auditors                   X                X
------------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred for each Fund (except California Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except California Premium and Texas Quality), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of California Premium and Texas Quality, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on August 17, 1998 will be entitled to one vote for each share held. As of August 17, 1998 shares of the Funds were issued and outstanding as following:

--------------------------------------------------------------------------------------------
                    FUND                        COMMON SHARES    MUNIPREFERRED
--------------------------------------------------------------------------------------------
Arizona Premium                                   4,316,472          1,200        Series TH
California Value                                 25,222,660            N/A
California Performance                           12,659,284          1,800        Series T
                                                                     1,800        Series F
California Opportunity                            7,976,612          2,200        Series W
California Investment                            13,292,830          3,600        Series M
California Select                                22,643,989          2,400        Series T
                                                                     3,600        Series TH
California Quality                               21,558,674          3,000        Series W
                                                                     3,000        Series F
Insured California                                6,405,350          1,800        Series T
Insured California 2                             12,577,707          1,900        Series T
                                                                     1,900        Series TH
California Premium                                5,740,512          1,720        Series M
Michigan Quality                                 11,398,089          3,200        Series TH
Michigan Premium                                  7,677,686            840        Series M
                                                                     1,400        Series TH
Ohio Quality                                      9,369,382            680        Series M
                                                                     1,400        Series TH
                                                                     1,000        Series TH2
Texas Quality                                     9,411,435            760        Series M
                                                                     2,000        Series TH
--------------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 8, 1998.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except California Value), eight (8) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. For California Value, three (3) Board Members are to be elected to serve for a three year term.

FOR ARIZONA PREMIUM, CALIFORNIA PERFORMANCE, CALIFORNIA OPPORTUNITY, CALIFORNIA INVESTMENT, CALIFORNIA SELECT, CALIFORNIA QUALITY, INSURED CALIFORNIA, INSURED CALIFORNIA 2, CALIFORNIA PREMIUM, MICHIGAN QUALITY, MICHIGAN PREMIUM, OHIO QUALITY AND

TEXAS QUALITY. As indicated above, holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of the MuniPreferred. The six remaining Board Members are to be elected by holders of the Common Shares and Preferred Shares, voting together as a single class. Messrs. Bremner, Brown, Dean and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

FOR CALIFORNIA VALUE. The Board of California Value has designated Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I Board Members and as the nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in the year 2001, and until their successors have been duly elected and qualified. The remaining Board Members, Messrs. Bremner, Dean and Schneider and Mses. Impellizzeri and Stockdale are current and continuing Board Members. The term of Ms. Impellizzeri and Mr. Dean as Class II Board Members expires in 1999. The term of Messrs. Bremner and Schneider and Ms. Stockdale as Class III Board Members expires in 2000.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of each Fund (except for California Premium and Texas Quality) will be required to elect the Board Members of that Fund. For California Premium and Texas Quality, the affirmative vote of a plurality of the shares present and entitled to vote at the Funds' Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's age, principal occupations and other business affiliations, and the year in which each nominee was first elected or appointed a Board Member of each Fund. All of the nominees were last elected to the Board at the 1997 annual meeting of shareholders except for California Value, which only elected Class III Board Members.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

--------------------------------------------------------------------------------------
                                                                    FULL COMMON SHARES
                                                                    BENEFICIALLY OWNED
                                                                        AUGUST 1, 1998
                                                                    ------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS OF  YEAR FIRST ELECTED OR                    THE
 NOMINEES AS OF SEPTEMBER 1, 1998(1)    APPOINTED A BOARD MEMBER                 FUNDS
--------------------------------------------------------------------------------------
Robert P. Bremner, 58 (2) Board Member  1997-All Funds                               0
of the Funds; private investor and
management consultant
Lawrence H. Brown, 64 (3) Board Member  1993-All Funds                               0
of the Funds; retired (August 1989) as
Senior Vice President of The Northern
Trust Company
*Anthony T. Dean, 53 (4) Director and   1996-All Funds                               0
President of the Funds (since July
1996); Chairman (since July 1996) and
Trustee (since August 1994), formerly
President (from August 1994 to July
1996) of the Funds advised by Nuveen
Institutional Advisory Corp; President
(since July 1996) and Director,
previously Executive Vice President of
The John Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.; President and Director
(since January 1997) of Nuveen Asset
Management, Inc.; Chairman and
Director (since 1997) of Rittenhouse
Financial Services, Inc.
Anne E. Impellizzeri, 65 (4) Board      1994-All Funds                               0
Member of the Funds; Executive
Director of Manitoga (center for
Russel Wright's design with nature);
formerly President and Chief Executive
Officer of Blanton-Peale Institute.
Peter R. Sawers, 65 (3) Board Member    1991-All Funds except                        0
of the Funds; Adjunct Professor of      as indicated below
Business and Economics, University of   1992-Arizona Premium
Dubuque, Iowa; Adjunct Professor, Lake  Insured California
Forest Graduate School of Management,   Michigan Premium
Lake Forest Illinois; Chartered         1993-Insured California 2
Financial Analyst; Certified            California Premium
Management Consultant.
William J. Schneider, 53 (2)(5) Board   1997-All Funds                               0
Member of the Funds; Senior Partner,
Miller-Valentine Partners; Vice
President, Miller-Valentine Realty,
Inc.

--------------------------------------------------------------------------------------
                                                                    FULL COMMON SHARES
                                                                    BENEFICIALLY OWNED
                                                                        AUGUST 1, 1998
                                                                    ------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS OF  YEAR FIRST ELECTED OR                    THE
NOMINEES AS OF SEPTEMBER 1, 1998(1)     APPOINTED A BOARD MEMBER                 FUNDS
--------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 49 (3)(5)     1994-All Funds                               0
Board Member (since July 1994) and
Chairman (since July 1996), formerly
President (from July 1994 to July
1996) of the Funds advised by Nuveen
Advisory Corp.; Trustee and President
(since July 1996) of the Funds advised
by Nuveen Institutional Advisory
Corp.; Chairman (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen Company,
John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen
Institutional Advisory Corp.; Chairman
and Director (since January 1997) of
Nuveen Asset Management, Inc.
Judith M. Stockdale, 50 (2) Board       1997-All Funds                               0
Member of the Funds; Executive
Director (since 1994) of the Gaylord
and Dorothy Donnelley Foundation;
prior thereto, Executive Director
(from 1990 to 1994) of the Great Lakes
Protection Fund.
--------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of August 1, 1998, the nominees for the Board of the Funds were board members of 41 Nuveen open-end funds and 52 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Messrs. Dean and Schwertfeger are board members of five open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) Messrs. Bremner and Schneider and Ms. Stockdale are continuing Class III Board Members of California Value whose term will expire in 2000.

(3) Messrs. Brown, Sawers and Schwertfeger are Class I Board Members of California Value and have been nominated for a term to expire in 2001.

(4) Mr. Dean and Ms. Impellizzeri are continuing Class II Board Members of California Value whose term will expire in 1999.

(5) Messrs. Schneider and Schwertfeger are the Board nominees to be elected by holders of MuniPreferred for all Funds except California Value.

Each of the Funds are state-specific funds which pay interest exempt from regular federal, state, and in some instances, local income taxes to residents of that state. These Funds would not ordinarily be appropriate investments for persons who are not residents of those states. As none of the Board Members reside in Arizona, California, Michigan, Ohio or Texas, except Mr. Schneider who lives in Ohio, none of the Board Members hold shares of any of the Funds. Each of the Board Members, however, own shares of other Nuveen Funds, which included on August 1, 1998 the following number of shares of the NAC Funds and NIAC Funds referred to in footnote (1) above (excluding money market funds and shares held by Messrs. Dean and Schwertfeger in Nuveen's 401(k)/Profit Sharing Plan):
T. Schwertfeger 193,922 shares; A. Dean 18,540 shares; R. Bremner 11,297 shares;
L. Brown 6,927 shares; A. Impellizzeri 3,110 shares; P. Sawers 12,369 shares and
W. Schneider 21,366 shares. Certain of the aforementioned shares beneficially owned by Messrs. Dean, Schwertfeger and Schneider represent shares held jointly with, or in the name of their respective spouse. In addition, Mr. Bremner disclaims ownership of the above shares, all of which are held in his wife's name.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a board member of all closed-end funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the closed-end funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar quarter by the execution of a Participation Agreement prior to the beginning of the calendar quarter during which the Board Member wishes to begin deferral. In addition, the Board Members who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a board member of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its last fiscal year and the total compensation that Nuveen Funds accrued for each Board Member during the calendar year 1997.

                                                             Aggregate Compensation from the Funds
------------------------------------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------
                                 ARIZONA    CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
      NAME OF BOARD MEMBER       PREMIUM      VALUE       PERFORMANCE   OPPORTUNITY   INVESTMENT     SELECT      Quality
------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                 $292         $447          $478          $377          $488         $687         $676
Lawrence H. Brown                  303          475           509           397           521          742          730
Anne E. Impellizzeri               292          447           478           377           488          687          676
Peter R. Sawers                    292          447           478           377           488          687          676
William J. Schneider               292          447           478           377           488          687          676
Judith M. Stockdale                288          437           466           370           476          687          666
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     TOTAL
                                                                                                                COMPENSATION ON
                                                                                                                 NUVEEN FUNDS
                                                                                                                  ACCRUED FOR
                                                                                                                     BOARD
                                                         AGGREGATE COMPENSATION FROM THE FUNDS                    MEMBERS(1)
                           --------------------------------------------------------------------------------------------------
                                                                                                              -------------------
                           CALIFORNIA     INSURED      CALIFORNIA   MICHIGAN   MICHIGAN    OHIO      TEXAS
   NAME OF BOARD MEMBER     INSURED     CALIFORNIA 2    PREMIUM     QUALITY    PREMIUM    QUALITY   Quality
---------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             $341          $466          $318        $450       $366      $422      $409             $58,780(2)
Lawrence H. Brown              357           496           331         478        384       448       433              76,000
Anne E. Impellizzeri           341           466           318         450        366       422       409              71,750
Peter R. Sawers                341           466           318         450        366       422       409              71,750
William J. Schneider           341           466           318         450        366       422       409              58,780(2)
Judith M. Stockdale            335           455           313         439        359       413       401              32,000(2)
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.

(2) Messrs. Bremner and Schneider were appointed to the Board of the Funds in May 1997. Ms. Stockdale was appointed to the Board of the Funds in July 1997.

Anthony T. Dean, Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of each Fund did not meet during its last fiscal year.

Anthony T. Dean and Lawrence H. Brown are the members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held 14 meetings (13 for the California Funds) during its last fiscal year.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of each Fund held one meeting during its last fiscal year. No policy or procedure has been established to the recommendation of Board Member nominees by shareholders.

The Board of each Fund, held five meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

Each Fund has the same executive officers. The following table sets forth information as of September 1, 1998 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 1999.

---------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS
FOR THE PAST FIVE YEARS                          POSITIONS AND OFFICES WITH FUNDS
---------------------------------------------------------------------------------
Alan G. Berkshire, 37                            Vice President and Assistant
Vice President and General Counsel (since        Secretary (since 1998)
September 1997) and Secretary (since May 1998)
of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; prior thereto,
Partner in the law firm of Kirkland & Ellis
Michael S. Davern, 41                            Vice President (since 1998)
Vice President of Nuveen Advisory Corp. (since
January 1997); prior thereto, Vice President
and Portfolio Manager of Flagship Financial
Inc.
Lorna C. Ferguson, 53                            Vice President (since 1998)
Vice President of John Nuveen & Co.
Incorporated and (since January 1998) of Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.
William M. Fitzgerald, 34                        Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President (from September 1992 to December
1995) of Nuveen Advisory Corp.; Chartered
Financial Analyst
Stephen D. Foy, 44                               Vice President and Controller
Vice President of John Nuveen & Co.              (since 1998)
Incorporated and (since 1998) The John Nuveen
Company
J. Thomas Futrell, 43                            Vice President (since 1991)
Vice President of Nuveen Advisory Corp;
Chartered Financial Analyst
Richard A. Huber, 35                             Vice President (since 1998)
Vice President of Nuveen Advisory Corp. (since
January 1997); prior thereto, Vice President
and Portfolio Manager of Flagship Financial
Inc.
Steven J. Krupa, 41                              Vice President (since 1990)
Vice President of Nuveen Advisory Corp.
Larry W. Martin, 47                              Vice President (since 1993) and
Vice President, Assistant Secretary and          Assistant Secretary (since each
Assistant General Counsel of John Nuveen & Co.   Fund's organization)
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company

---------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS
FOR THE PAST FIVE YEARS                          POSITIONS AND OFFICES WITH FUNDS
---------------------------------------------------------------------------------
Edward F. Neild, IV, 33                          Vice President (since 1996)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
September 1996); prior thereto, Assistant Vice
President of Nuveen Advisory Corp. (from
December 1993 to September 1996) and Nuveen
Institutional Advisory Corp. (from May 1995 to
September 1996); Chartered Financial Analyst
Stephen S. Peterson, 40                          Vice President (since 1997)
Vice President (since September 1997) of Nuveen
Advisory Corp.; prior thereto, Assistant Vice
President (from September 1996 to September
1997) and Portfolio Manager (from 1991 to 1996)
of Nuveen Advisory Corp.; Chartered Financial
Analyst
Stuart W. Rogers, 42                             Vice President (since 1998)
Vice President of John Nuveen & Co.
Incorporated
Thomas C. Spalding, Jr., 47                      Vice President (since each
Vice President of Nuveen Advisory Corp. and      Fund's organization)
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst
H. William Stabenow, 64                          Vice President & Treasurer
Vice President and Treasurer of The John Nuveen  (since each Fund's organization)
Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.
William S. Swanson, 33                           Vice President (since 1998)
Vice President of John Nuveen & Co.
Incorporated (since October 1997), prior
thereto, Assistant Vice President (from
September 1996 to October 1997); formerly,
Associate of John Nuveen & Co. Incorporated;
Chartered Financial Analyst
Gifford R. Zimmerman, 41                         Vice President (since 1993) and
Vice President, Assistant Secretary and          Secretary (since 1998)
Associate General Counsel of John Nuveen & Co.
Incorporated; Vice President and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company (since May
1994)
---------------------------------------------------------------------------------

On August 1, 1998, Board Members and executive officers of the Funds as a group beneficially owned 320,990 common shares of all the NAC Funds and the NIAC Funds (excluding money market funds and shares held in Nuveen's 401(k)/Profit Sharing
Plan). As of August 17, 1998, no person is known to the Funds to have owned beneficially more than five percent of the Common Shares or MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1999, a shareholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 12, 1999. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than July 25, 1999.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged D. F. King & Co., Inc. to assist in the solicitation of proxies at a total estimated cost (plus reasonable expenses) of $2,500 per Fund.

FISCAL YEAR

The last fiscal year for each Fund except for the California Funds was July 31, 1998 and for the California Funds was August 31, 1998.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral request should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                         NAZ1098

    Please fold and detach at perforation.  Return the Proxy Ballot only.

PROXY                                                                      PROXY

                                COMMON STOCK
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON OCTOBER 14, 1998

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on October 14, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

BALLOT PROPOSALS:

1.   Election of Directors:
     Nominees: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith M. Stockdale.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1999.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                     VOTE, SIGN AND DATE ON REVERSE SIDE

WHETHER OR NOT YOU PLAN TO JOIN US AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND VOTE THE PROXY BALLOT AND RETURN TO OUR PROXY TABULATOR IN THE ENCLOSED
POSTAGE PAID ENVELOPE.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

    Please fold and detach at perforation.  Return the Proxy Ballot only.

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.

1.   Election of Directors:    / /     FOR all         / /   WITHHOLD
     (See Nominees on                  nominees              authority to vote
     reverse side)                     (except as            for all nominees
                                       indicated at
                                       left)


INSTRUCTIONS:
To withhold authority to vote for one or more nominees, write the nominee's name(s) on the line below.


-----------------------------------------------------


2.   Ratification of Ernst & Young LLP.         FOR       AGAINST      ABSTAIN
                                                / /         / /          / /








NOTE:  Please sign exactly as your
name appears on this Proxy.  If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.
Date: _______________, 1998



Signature(s)

    Please fold and detach at perforation.  Return the Proxy Ballot only.

PROXY                                                                      PROXY

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 14, 1998


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders of the Fund referenced on the reverse side to be held on October 14, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

BALLOT PROPOSALS:

1.  Election of Directors:
    Nominees: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith M. Stockdale.
    Nominees: by holders of Municipal Auction Rate Cumulative Preferred only: William J. Schneider, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1999.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                     VOTE, SIGN AND DATE ON REVERSE SIDE

WHETHER OR NOT YOU PLAN TO JOIN US AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND VOTE THE PROXY BALLOT AND RETURN TO OUR PROXY TABULATOR IN THE ENCLOSED
POSTAGE PAID ENVELOPE.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

    Please fold and detach at perforation.  Return the Proxy Ballot only.

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
Preferred Stock, Series T

1.   Election of Directors:    / /     FOR all         / /   WITHHOLD
     (See Nominees on                  nominees              authority to vote
     reverse side)                     (except as            for all nominees
                                       indicated at
                                       left)


INSTRUCTIONS:
To withhold authority to vote for one or more nominees, write the nominee's name(s) on the line below.



-------------------------------------------------------


2.   Ratification of Ernst & Young LLP.         FOR       AGAINST      ABSTAIN
                                                / /         / /          / /






NOTE:  Please sign exactly as your
name appears on this Proxy.  If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.
Date: _______________, 1998



Signature(s)